UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2024

VIP Play, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56290	85-0738656
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1645 Pine Tree Ln, Suite 2, Sarasota, Florida	34236
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 783-9435

KeyStar Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The disclosures set forth in Item 2.03 are incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In a Current Report on Form 8-K filed on August 29, 2023, VIP Play, Inc., a Nevada corporation (the “Company,” “we” or “us”) disclosed that on: (i) August 23, 2023, we entered into a Convertible Note Purchase Agreement (the “Purchase Agreement”) and a Convertible Promissory Note with Rick Hackel (“Hackel”) in the principal amount of $200,000 (the “Hackel Note”); and (ii) August 28, 2023, we entered into a Purchase Agreement and a Convertible Promissory Note with Dennis Colletti (“Colletti”) in the principal amount of $500,000 (the “Colletti Note”). On September 1, 2023, we entered into one additional Purchase Agreement and Convertible Promissory Note with The Access Fund I, LP, a Delaware limited partnership (together with Hackel and Colletti, the “Investors”) in the principal amount of $150,000 (the “Access Note,” and together with the Hackel Note and the Colletti Note, the “Notes”).

The outstanding principal under the Notes, which accrue interest at a rate equal to twelve percent (12%) per annum, is due and payable in a single balloon payment by us on the date that is one year following the date of issuance of each of the Notes (the “Original Maturity Date”). On September 19, 2024, the Investors and the Company entered into a First Amendment to Convertible Note Purchase Agreement dated July 25, 2024 (the “Amendment”) for the purpose of extending the Original Maturity Date of each of the Notes for an additional one-year period. Pursuant to the Amendment, the new maturity date of: (i) the Hackel Note is August 23, 2025; (ii) the Colletti Note is August 28, 2025; and (iii) the Access Note is September 1, 2025.

Except as amended by the Amendment, all of the terms and conditions of the Purchase Agreement with each of the Investors remains in full force and effect.

The foregoing summary of the First Amendment to Convertible Note Purchase Agreement is qualified in its entirety by reference to the full text of the Form of First Amendment to Convertible Note Purchase Agreement attached as Exhibit 10.1 hereto and incorporated by reference herein. You are urged to read said exhibit attached hereto in its entirety.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Form of First Amendment to Convertible Note Purchase Agreement of VIP Play, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2024	KEYSTAR CORP.

	By:	/s/ James Mackey
James Mackey, CFO

3